WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

Walker Digital, LLC (“Parent”)

We have audited the accompanying carve-out balance sheets of Walker Digital Licensing and Enforcement (a segment of Walker Digital, LLC) (“the Company”), a carve-out of Walker Digital, LLC as of December 31, 2012 and 2011 and the related carve-out statements of income, changes in parent’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the carve-out financial statements referred to above present fairly, in all material respects, the financial position of Walker Digital Licensing and Enforcement as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 of the financial statements, the carve-out financial statements of Walker Digital Licensing and Enforcement reflect the assets, liabilities, revenues, and expenses directly attributable to Walker Digital Licensing and Enforcement, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in parent’s equity, and cash flows of Walker Digital Licensing and Enforcement on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in parent’s equity, and cash flows of Walker Digital Licensing and Enforcement in the future or what they would have been had Walker Digital Licensing and Enforcement been a separate, stand-alone entity during the periods presented.

/s/ Marcum LLP

New York, New York

August 1, 2013

2

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

BALANCE SHEETS

As of December 31, 2012 and 2011

(Dollars in Thousands)

	December 31,	December 31,
	2012	2011
ASSETS
Current Assets:
Accounts receivable	$3,663	$945
Prepaid and other current assets	164	71
Total current assets	3,827	1,016
Other Assets:
Investments, at cost	250	250
Total assets	$4,077	$1,266

LIABILITIES AND PARENT'S EQUITY
Current Liabilities:
Accounts payable	465	367
Accrued expenses	1,684	299
Total current liabilities	2,149	666
Total liabilities	2,149	666
Commitment and Contingencies
Parent's Equity:
Net parent's equity	1,928	600
Total parent's equity	1,928	600
Total liabilities and parent's equity	$4,077	$1,266

The accompanying notes are an integral part of these financial statements.

3

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENTS OF INCOME

For the Years Ended December 31, 2012 and 2011

(Dollars in Thousands)

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Revenues:
Licensing fees	$17,852	$26,480
Patent sales	14,450	5,300
Total revenues	32,302	31,780

Cost of revenues:
Legal and consulting contingency fees	10,763	9,686
Other legal and consulting fees	3,218	1,917
Patent prosecution costs	314	31
Electronic data set-up fees	2,400	1,600
Total cost of revenue	16,695	13,234

Net revenue	15,607	18,546

Operating expenses
Patent expenses	498	780
Salaries and benefits	3,643	2,813
General and administrative	168	156
Total operating expenses	4,309	3,749

Net income	$11,298	$14,797

The accompanying notes are an integral part of these financial statements.

4

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENTS OF CHANGES IN PARENT’S EQUITY

For the Years Ended December 31, 2012 and 2011

(Dollars in Thousands)

		Total
	Net Parent's	Parent's
	Investment	Equity
Balance, December 31, 2010	$-	$-
Net income	14,797	14,797
Net transfer to parent	(14,197)	(14,197)
Balance December 31, 2011	600	600
Net income	11,298	11,298
Net transfer to parent	(9,970)	(9,970)
Balance December 31, 2012	$1,928	$1,928

The accompanying notes are an integral part of these financial statements.

5

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2012 and 2011

(Dollars in Thousands)

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Cash Flows From Operating Activities:
Net income	$11,298	$14,797
Adjustments to reconcile net income
Net transfer to parent	(9,970)	(14,197)
Cash provided by operating activities:
Revenue received as an equity investment	-	(250)
Changes in operating assets and liabilities :
(Increase) in:
Accounts receivable	(2,718)	(945)
Prepaid and other current assets	(93)	(71)
Increase in:
Accounts payable	98	367
Accrued expenses	1,385	299
Net cash used in (provided by) operating activities	-	-

Cash Flows From Investing Activities:	-	-

Cash Flows From Financing Activities:	-	-

Net change in cash	-	-

Cash:
Beginning	-	-
Ending	$-	$-

The accompanying notes are an integral part of these financial statements.

6

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Organization

Walker Digital Licensing and Enforcement business segment (“WDLE” or “the Company”) develops and commercializes patents and other intellectual property assets created by Walker Digital, LLC, the research and development lab founded and led by Jay Walker. Immediately prior to the merger, as more fully disclosed below, Walker Digital, LLC, a Delaware limited liability company, (“WD” or “Parent”) will transfer the intellectual property assets created by WD to a newly-formed entity named Walker Digital Holdings, LLC (“WDH”).

On July 11, 2013, GlobalOptions Group, Inc. (“GlobalOptions”), WD and WDH entered into a merger agreement setting out, among other things, the terms under which the proposed merger transaction will be undertaken. Under the transaction, all of the outstanding membership interests of WDH will be exchanged for shares of GlobalOptions common stock and shares of a new Series B Preferred Stock of GlobalOptions, resulting in WD receiving approximately 70.79% of the economic interest and not less than 80% of the voting interest in GlobalOptions. The shares of common stock to be received by WD will be subject to lock-up agreements whereby such shares cannot be sold or transferred for a period of one year following closing, other than to affiliates and to current and former officers or members of WD and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement)  or in a secondary sale contemplated in connection with the merger. WD may also receive an additional 2,166,667 shares subject to certain performance conditions.

Overview

The Company develops, licenses and otherwise enforces patented technologies.  WDLE generates revenues from the granting of intellectual property rights for the use of, or pertaining to, patented technologies.  The Company also monetizes its intellectual property to include the sale of select patent assets. Patent protection is a key part of the Company’s business model, because it provides the Company with a period of exclusive ownership during which the Company can recoup risk capital and generate a profit from inventions. As an entrepreneurially driven entity, the Company is committed to a flexible approach when it comes to business models, deal terms and allocations of risk.

NOTE 2 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on a “carve-out” basis from WD's accounts and reflect the historical accounts directly attributable to WDLE together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what their results of operations, financial position, and cash flows would have been had WDLE operated as an independent entity. Certain estimates, including allocations from WD, have been made to provide financial statements for stand-alone reporting purposes. All inter-company transactions between WD and WDLE are classified as net transfer to parent in the financial statements. The Company believes that the assumptions underlying the carve-out financial statements are reasonable. The cost allocation methods applied to certain common costs include the following:

•	Specific identification. Where the amounts were specifically identified to WDLE, they were classified accordingly.

•	Reasonable proportional allocation. Where the amounts were not clearly or specifically identified, management determined if a reasonable proportional allocation method could be applied.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and stated in US dollars.

7

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Parent’s Equity

Parent’s equity in the Balance Sheets represents the Parent’s historical investment in WDLE, which consists of accumulated net income (loss) and the net effect of transactions with and allocations from the Parent. The main components of the net transfers to Parent in the Statement of Changes in Parent’s Equity are cash pooling and various allocations to the Parent.

Revenue Recognition

Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed pursuant to the terms of the arrangement, (iii) amounts are fixed or determinable, and (iv) the collectability of amounts is reasonably assured.

Licensing Fees

We derive the majority of our revenue from patent licensing. In general, these revenue arrangements provide for the payment of contractually determined fees in consideration for the grant of certain intellectual property rights for patented technologies owned or controlled by the Company.  These rights typically include some combination of the following:  (i) the grant of a non-exclusive, retroactive and future license to manufacture and/or sell products covered by patented technologies owned or controlled by WDLE’s operating subsidiaries, (ii) a covenant-not-to-litigate, (iii) the release of the licensee from certain claims, and (iv) the dismissal of any pending litigation.  The intellectual property rights granted may be perpetual in nature, extending until the expiration of the related patents, or can be granted for a defined, relatively short period of time, with the licensee possessing the right to renew the agreement at the end of each contractual term for an additional minimum upfront payment.  The Company recognizes licensing fees when there is persuasive evidence of a licensing arrangement, fees are fixed or determinable, delivery has occurred and collectability is reasonably assured.

Patent Sales

All patents have been internally developed. Research and development cost, if any, are expensed as incurred. The Company monetizes its intellectual property to include the sale of select patent assets. As patent sales represents a component of the Company’s ongoing major or central operations and activities, the Company records the related proceeds as revenue. The Company recognizes the patent sales revenue when there is persuasive evidence of a sales arrangement, fees are fixed or determinable, delivery has occurred and collectability is reasonably assured. These requirements are generally fulfilled upon closing of the patent sale transaction.

Amounts related to revenue arrangements that do not meet the revenue recognition criteria described above are deferred until the revenue recognition criteria are met.

WDLE assesses the collectability of fees receivable based on a number of factors, including past transaction history and credit-worthiness of licensees.  If it is determined that collection is not reasonably assured, the fee is recognized when collectability becomes reasonably assured, assuming all other revenue recognition criteria have been met.

Cost of Revenues

Cost of revenues include the costs and expenses incurred in connection with WDLE’s patent licensing activities, including contingent legal fees paid to external patent counsel, other patent-related legal expenses paid to external patent counsel, licensing related research, consulting and other expenses paid to third parties.  These costs are included under the caption “Cost of Revenues” in the accompanying Statements of Income.

8

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

Contingent Legal and Consulting Fees

Contingent legal and consulting fees are expensed in the Statements of Income in the period that the related revenues are recognized. In instances where there are no recoveries from potential infringers, no contingent legal and consulting fees are paid; however, WDLE may be liable for certain out of pocket legal and consulting costs incurred pursuant to the underlying legal and consulting services agreement.  Legal fees advanced by contingent law firms, if any, that are required to be paid in the event that no license recoveries are obtained are expensed as incurred and included in liabilities in the Balance Sheets.

Investments

In cases where the Company’s investment is less than 20% of the outstanding voting stock and significant influence does not exist, the investment is carried at cost.

Income Taxes

WDLE’s taxable income (loss) is allocated to members of WD in accordance with their respective percentage ownership of WD.  WD is a pass-through entity. Therefore, no provision or liability for income taxes has been included in the financial statements. WD did not have any uncertain tax positions nor did it have any unrecognized tax benefits as of the periods presented herein.

Revenue Concentrations

The Company considers significant revenue concentrations to be counterparties who account for 10% or more of the total revenues generated by the Company during the period. The Company had two such counterparties who accounted for 52% of total revenues during 2012. The Company had four such counterparties who accounted for 85% of total revenues during 2011.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a significant effect to the accompanying financial statements.

NOTE 3 – CARVE-OUT ASSUMPTIONS AND ALLOCATIONS

The expenses of WDLE for the years ended December 31, 2012 and 2011, including executive compensation, have been allocated by management between WDLE and WD, based either on specific attribution of those expenses or, where necessary and appropriate, based on management’s best estimate of an appropriate proportional allocation.

The following expenses included in the accounting records of WDLE have been attributed by management to the operations being retained by WDLE and accordingly have been excluded from the results of operations of WD (dollars in thousands):

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
General and Administrative Expenses:
Rent and utilities	$118	$100
Insurance	5	3
Telephone	10	9
Office services and supplies	25	30
Other	10	14
Total General and Administrative Expenses	$168	$156

9

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

 Notes to Financial Statements

NOTE 4 – INVESTMENTS

The Company received 57,000 shares of common stock in Tagged, Inc. as part of payment in connection with a license agreement. The par value per share is $.0001. If on liquidation date (i.e. public offering or change of control), the grant value of the stock is less than $250 thousand (“grant value” or “floor value”), Tagged will pay the Company the difference between the $250 thousand floor value and the grant value. The investment is carried at cost.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Leases

The Company is not a party to any leases for office space or equipment. The costs related to such leases have been allocated to WDLE from WD.

Litigation

The Company is subject to claims, counterclaims and legal actions that arise in the ordinary course of business.  Management believes that the ultimate liability with respect to these claims and legal actions, if any, will not have a material effect on the Company’s financial position, results of operations or cash flows.  The Company recognizes a liability for a contingency when it is probable that liability has been incurred and when the amount of loss can be reasonably estimated. When a range of probable loss can be estimated, the Company accrues the most likely amount of such loss, at no less than the minimum of the range. As of December 31, 2012 and 2011, the litigation accrual was zero.

NOTE 6 – SUBSEQUENT EVENTS

On July 11, 2013, GlobalOptions Group, Inc. (“GlobalOptions”), WD and WDH entered into a merger agreement setting out, among other things, the terms under which the proposed merger transaction will be undertaken. Under the transaction, all of the outstanding membership interests of WDH will be exchanged for shares of GlobalOptions common stock and shares of a new Series B Preferred Stock of GlobalOptions, resulting in WD receiving approximately 70.79% of the economic interest and not less than 80% of the voting interest in GlobalOptions. The shares of common stock to be received by WD will be subject to lock-up agreements whereby such shares cannot be sold or transferred for a period of one year following closing, other than to affiliates and to current and former officers or members of WD and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement)  or in a secondary sale contemplated in connection with the merger. WD may also receive an additional 2,166,667 shares subject to certain performance conditions.

10

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

FINANCIAL STATEMENTS

MAY 31, 2013 (Unaudited)

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

BALANCE SHEETS

As of May 31, 2013 (Unaudited)

(Dollars in Thousands)

2

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

BALANCE SHEETS

As of May 31, 2013 (Unaudited)

(Dollars in Thousands)

May 31,
2013
ASSETS	(Unaudited)
Current Assets:
Accounts receivable	$2,932
Prepaid and other current assets	249
Total current assets	3,181
Other Assets:
Investments, at cost	250
Total assets	3,431

LIABILITIES AND PARENT'S EQUITY
Current Liabilities:
Accounts payable	187
Accrued expenses	1,386
Total current liabilities	1,573
Total liabilities	1,573
Commitment and Contingencies
Parent's Equity:
Net parent's equity	1,858
Total parent's equity	1,858
Total liabilities and parent's equity	$3,431

The accompanying notes are an integral part of these financial statements.

The accounts receivable existing at May 31, 2013, will not be acquired by GlobalOptions Group, Inc.

3

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENT OF OPERATIONS

For the for the Five Months Ended May 31, 2013 (Unaudited)

(Dollars in Thousands)

Five Months Ended
May 31,
2013
(Unaudited)
Revenues:
Licensing fees	$1,114

Cost of revenues:
Legal and consulting contingency fees	384
Other legal and consulting fees	789
Patent prosecution costs	168
Total cost of revenue	1,341

Net revenue	(227)

Operating expenses:
Patent expenses	161
Salaries and benefits	502
Merger related costs	204
General and administrative	58
Total operating expenses	925

Net loss	$(1,152)

The accompanying notes are an integral part of these financial statements.

4

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENT OF CHANGES IN PARENT’S EQUITY

For the for the Five Months Ended May 31, 2013 (Unaudited)

(Dollars in Thousands)

		Total
	Net Parent's	Parent's
	Investment	Equity
Balance December 31, 2012	$1,928	$1,928
Net loss	(1,152)	(1,152)
Net transfer from parent	1,082	1,082
Balance May 31, 2013	$1,858	$1,858

The accompanying notes are an integral part of these financial statements.

5

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

STATEMENT OF CASH FLOWS

For the for the Five Months Ended May 31, 2013 (Unaudited)

(Dollars in Thousands)

Five Months Ended
May 31,
2013
Cash Flows From Operating Activities:	(Unaudited)
Net loss	(1,152)
Adjustments to reconcile net income
Net transfer from parent	1,082
Cash provided by operating activities:
Changes in operating assets and liabilities :
Decrease (increase) in:
Accounts receivable	731
Prepaid and other current assets	(85)
(Decrease) in:
Accounts payable	(278)
Accrued expenses	(298)
Net cash used in (provided by) operating activities	-

Cash Flows From Investing Activities:	-

Cash Flows From Financing Activities:	-

Net change in cash	-

Cash:
Beginning	-
Ending	-

The accompanying notes are an integral part of these financial statements.

6

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

For the Five Months Ended May 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Organization

Walker Digital Licensing and Enforcement business segment (“WDLE” or “the Company”) develops and commercializes patents and other intellectual property assets created by Walker Digital, LLC, the research and development lab founded and led by Jay Walker. Immediately prior to the merger, as more fully disclosed below, Walker Digital, LLC, a Delaware limited liability company, (“WD” or “Parent”) will transfer the intellectual property assets created by WD to a newly-formed entity named Walker Digital Holdings, LLC (“WDH”).

On July 11, 2013, GlobalOptions Group, Inc. (“GlobalOptions”), WD and WDH entered into a merger agreement setting out, among other things, the terms under which the proposed merger transaction will be undertaken. Under the transaction, all of the outstanding membership interests of WDH will be exchanged for shares of GlobalOptions common stock and shares of a new Series B Preferred Stock of GlobalOptions, resulting in WD receiving approximately 70.79% of the economic interest and not less than 80% of the voting interest in GlobalOptions. The shares of common stock to be received by WD will be subject to lock-up agreements whereby such shares cannot be sold or transferred for a period of one year following closing, other than to affiliates and to current and former officers or members of WD and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement)  or in a secondary sale contemplated in connection with the merger. WD may also receive an additional 2,166,667 shares subject to certain performance conditions.

Overview

The Company develops, licenses and otherwise enforces patented technologies.  WDLE generates revenues from the granting of intellectual property rights for the use of, or pertaining to, patented technologies.  The Company also monetizes its intellectual property to include the sale of select patent assets. Patent protection is a key part of the Company’s business model, because it provides the Company with a period of exclusive ownership during which the Company can recoup risk capital and generate a profit from inventions. As an entrepreneurially driven entity, the Company is committed to a flexible approach when it comes to business models, deal terms and allocations of risk.

NOTE 2 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on a “carve-out” basis from WD's accounts and reflect the historical accounts directly attributable to WDLE together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what their results of operations, financial position, and cash flows would have been had WDLE operated as an independent entity. Certain estimates, including allocations from WD, have been made to provide financial statements for stand-alone reporting purposes. All inter-company transactions between WD and WDLE are classified as net transfer from parent in the financial statements. The Company believes that the assumptions underlying the carve-out financial statements are reasonable. The cost allocation methods applied to certain common costs include the following:

•	Specific identification. Where the amounts were specifically identified to WDLE, they were classified accordingly.

•	Reasonable proportional allocation. Where the amounts were not clearly or specifically identified, management determined if a reasonable proportional allocation method could be applied.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and stated in US dollars.

7

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

For the Five Months Ended May 31, 2013 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Parent’s Equity

Parent’s equity in the Balance Sheets represents the Parent’s historical investment in WDLE, which consists of accumulated net loss and the net effect of transactions with and allocations from the Parent. The main components of the net transfers from Parent in the Statement of Changes in Parent’s Equity are cash pooling and various allocations from the Parent.

Revenue Recognition

Revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) all obligations have been substantially performed pursuant to the terms of the arrangement, (iii) amounts are fixed or determinable, and (iv) the collectability of amounts is reasonably assured.

Licensing Fees

We derive the majority of our revenue from patent licensing. In general, these revenue arrangements provide for the payment of contractually determined fees in consideration for the grant of certain intellectual property rights for patented technologies owned or controlled by the Company.  These rights typically include some combination of the following:  (i) the grant of a non-exclusive, retroactive and future license to manufacture and/or sell products covered by patented technologies owned or controlled by WDLE’s operating subsidiaries, (ii) a covenant-not-to-litigate, (iii) the release of the licensee from certain claims, and (iv) the dismissal of any pending litigation.  The intellectual property rights granted may be perpetual in nature, extending until the expiration of the related patents, or can be granted for a defined, relatively short period of time, with the licensee possessing the right to renew the agreement at the end of each contractual term for an additional minimum upfront payment.  The Company recognizes licensing fees when there is persuasive evidence of a licensing arrangement, fees are fixed or determinable, delivery has occurred and collectability is reasonably assured.

Patent Sales

All patents have been internally developed. Research and development cost, if any, are expensed as incurred. The Company monetizes its intellectual property to include the sale of select patent assets. As patent sales represents a component of the Company’s ongoing major or central operations and activities, the Company records the related proceeds as revenue. The Company recognizes the patent sales revenue when there is persuasive evidence of a sales arrangement, fees are fixed or determinable, delivery has occurred and collectability is reasonably assured. These requirements are generally fulfilled upon closing of the patent sale transaction.

Amounts related to revenue arrangements that do not meet the revenue recognition criteria described above are deferred until the revenue recognition criteria are met.

WDLE assesses the collectability of fees receivable based on a number of factors, including past transaction history and credit-worthiness of licensees.  If it is determined that collection is not reasonably assured, the fee is recognized when collectability becomes reasonably assured, assuming all other revenue recognition criteria have been met.

Cost of Revenues

Cost of revenues include the costs and expenses incurred in connection with WDLE’s patent licensing activities, including contingent legal fees paid to external patent counsel, other patent-related legal expenses paid to external patent counsel, licensing related research, consulting and other expenses paid to third parties.  These costs are included under the caption “Cost of Revenues” in the accompanying Statement of Operations.

8

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

For the Five Months Ended May 31, 2013 (Unaudited)

Contingent Legal and Consulting Fees

Contingent legal and consulting fees are expensed in the Statement of Operations in the period that the related revenues are recognized. In instances where there are no recoveries from potential infringers, no contingent legal and consulting fees are paid; however, WDLE may be liable for certain out of pocket legal and consulting costs incurred pursuant to the underlying legal and consulting services agreement.  Legal fees advanced by contingent law firms, if any, that are required to be paid in the event that no license recoveries are obtained are expensed as incurred and included in liabilities in the Balance Sheets.

Investments

In cases where the Company’s investment is less than 20% of the outstanding voting stock and significant influence does not exist, the investment is carried at cost.

Income Taxes

WDLE’s taxable income (loss) is allocated to members of WD in accordance with their respective percentage ownership of WD.  WD is a pass-through entity. Therefore, no provision or liability for income taxes has been included in the financial statements. WD did not have any uncertain tax positions nor did it have any unrecognized tax benefits as of the periods presented herein.

Revenue Concentrations

The Company considers significant revenue concentrations to be counterparties who account for 10% or more of the total revenues generated by the Company during the period. The Company had two such counterparties who accounted for 79% of total revenues during the five months ended May 31, 2013.

Recently Issued Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting pronouncements, if adopted, would have a significant effect to the accompanying financial statements.

NOTE 3 – CARVE-OUT ASSUMPTIONS AND ALLOCATIONS

The expenses of WDLE for the five months ended May 31, 2013, including executive compensation, have been allocated by management between WDLE and WD, based either on specific attribution of those expenses or, where necessary and appropriate, based on management’s best estimate of an appropriate proportional allocation.

The following expenses included in the accounting records of WDLE have been attributed by management to the operations being retained by WDLE and accordingly have been excluded from the results of operations of WD (dollars in thousands):

9

WALKER DIGITAL LICENSING AND ENFORCEMENT

(A SEGMENT OF WALKER DIGITAL, LLC)

Notes to Financial Statements

For the Five Months Ended May 31, 2013 (Unaudited)

Five Months Ended
May 31,
2013
General and Administrative Expenses:
Rent and utilities	$39
Insurance	1
Telephone	4
Office services and supplies	11
Other	3
Total General and Administrative Expenses	$58

NOTE 4 – INVESTMENTS

The Company received 57,000 shares of common stock in Tagged, Inc. as part of payment in connection with a license agreement. The par value per share is $.0001. If on liquidation date (i.e. public offering or change of control), the grant value of the stock is less than $250 thousand (“grant value” or “floor value”), Tagged will pay the Company the difference between the $250 thousand floor value and the grant value. The investment is carried at cost.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Leases

The Company is not a party to any leases for office space or equipment. The costs related to such leases have been allocated to WDLE from WD.

Litigation

The Company is subject to claims, counterclaims and legal actions that arise in the ordinary course of business.  Management believes that the ultimate liability with respect to these claims and legal actions, if any, will not have a material effect on the Company’s financial position, results of operations or cash flows.  The Company recognizes a liability for a contingency when it is probable that liability has been incurred and when the amount of loss can be reasonably estimated. When a range of probable loss can be estimated, the Company accrues the most likely amount of such loss, at no less than the minimum of the range. As of May 31, 2013, the litigation accrual was zero.

NOTE 6 – SUBSEQUENT EVENTS

On July 11, 2013, GlobalOptions Group, Inc. (“GlobalOptions”), WD and WDH entered into a merger agreement setting out, among other things, the terms under which the proposed merger transaction will be undertaken. Under the transaction, all of the outstanding membership interests of WDH will be exchanged for shares of GlobalOptions common stock and shares of a new Series B Preferred Stock of GlobalOptions, resulting in WD receiving approximately 70.79% of the economic interest and not less than 80% of the voting interest in GlobalOptions. The shares of common stock to be received by WD will be subject to lock-up agreements whereby such shares cannot be sold or transferred for a period of one year following closing, other than to affiliates and to current and former officers or members of WD and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement)  or in a secondary sale contemplated in connection with the merger. WD may also receive an additional 2,166,667 shares subject to certain performance conditions.

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